EXHIBIT 10.2

EXECUTION VERSION

THIS INSTRUMENT AND THE INDEBTEDNESS, RIGHTS AND OBLIGATIONS EVIDENCED HEREBY AND ANY LIENS OR OTHER SECURITY INTERESTS SECURING SUCH RIGHTS AND OBLIGATIONS ARE SUBORDINATE (A) IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT (AS AMENDED, RESTATED, SUPPLEMENTED OR MODIFIED FROM TIME TO TIME, THE “SENIOR SUBORDINATION AGREEMENT”) DATED AS OF NOVEMBER 16, 2010, BY AND AMONG THE SUBORDINATED CREDITORS IDENTIFIED THEREIN AND GENERAL ELECTRIC CAPITAL CORPORATION IN ITS CAPACITY AS AGENT FOR CERTAIN LENDERS (TOGETHER WITH ITS SUCCESSORS AND ASSIGNS, “SENIOR CREDITOR AGENT”), TO CERTAIN INDEBTEDNESS, RIGHTS, AND OBLIGATIONS OF HELICOS BIOSCIENCES CORPORATION TO SENIOR CREDITOR AGENT AND SENIOR CREDITOR (AS DEFINED THEREIN) AND LIENS AND SECURITY INTERESTS OF SENIOR CREDITOR AGENT SECURING THE SAME ALL AS DESCRIBED IN THE SENIOR SUBORDINATION AGREEMENT AND (B) IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AND INTERCREDITOR AGREEMENT (AS AMENDED, RESTATED, SUPPLEMENTED OR MODIFIED FROM TIME TO TIME, THE “JUNIOR SUBORDINATION AGREEMENT” AND TOGETHER WITH THE SENIOR SUBORDINATION AGREEMENT, THE “SUBORDINATION AGREEMENTS”) DATED AS OF NOVEMBER 16, 2010, BY AND AMONG THE SUBORDINATED CREDITORS IDENTIFIED THEREIN AND GOODWIN PROCTER LLP (TOGETHER WITH ITS SUCCESSORS AND ASSIGNS, “GOODWIN”), TO CERTAIN INDEBTEDNESS, RIGHTS, AND OBLIGATIONS OF HELICOS BIOSCIENCES CORPORATION TO GOODWIN AND LIENS AND SECURITY INTERESTS OF GOODWIN SECURING THE SAME ALL AS DESCRIBED IN THE JUNIOR SUBORDINATION AGREEMENT, AND EACH HOLDER AND TRANSFEREE OF THIS INSTRUMENT, BY ITS ACCEPTANCE HEREOF, IRREVOCABLY AGREES TO BE BOUND BY THE PROVISIONS OF THE SUBORDINATION AGREEMENTS.

RISK PREMIUM PAYMENT AGREEMENT

THIS RISK PREMIUM PAYMENT AGREEMENT (this “Agreement”), is made as of November 16, 2010 (the “Effective Date”), by and among HELICOS BIOSCIENCES CORPORATION, a Delaware corporation (the “Company”), and each of the Lenders identified on the signature pages hereto (each individually a “Lender,” and collectively the “Lenders”).

WHEREAS, the Company requires additional funds in order to fund its operations;

WHEREAS, the Company desires to issue and sell certain secured promissory notes in aggregate principal amount of up to $4,000,000 (the “Notes”) to the Lenders in one or more closings pursuant to a Subordinated Secured Note Purchase Agreement (the “Purchase Agreement”) to be entered into currently with this Agreement;

WHEREAS, the Lenders would be unwilling to purchase any Notes pursuant to the Purchase Agreement in the absence of a separate agreement between the Company and the Lenders on the terms set forth in this Agreement;

NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1.             DEFINITIONS.

1.1        “Affiliate” shall mean, with respect to any person, any other person directly or indirectly controlling, controlled by or under common control with such first person.

1.2        “Aggregate Payment Consideration” shall mean, as of the time of any Liquidity Transaction, the aggregate amount of all Payment Consideration with respect to all Liquidity Transactions up to and including such Liquidity Transaction.

1.3        “Aggregate Previous Risk Premium Payments” shall mean, with respect to any Risk Premium Payment, the aggregate amount of all Risk Premium Payments previously received by the Lenders, which shall be deemed to include any portions thereof otherwise paid by, or invested in, the Company in accordance with written instructions provided to the Company, pursuant to Section 2.6 of this Agreement, by the Lender entitled to receive such amount.

1.4        “Agreement” shall have the meaning ascribed to such term in the preamble to this Agreement.

1.5        “Business Day” shall mean each day that is not a Saturday, Sunday or other day on which banking institutions located in Boston, Massachusetts are authorized or obligated by law or executive order to close.

1.6        “Change of Control Liquidity Event” shall mean the first of the following events occurring on or following the date of this Agreement:  (a) a merger or consolidation in which (i) the Company is a constituent party or (ii) a Subsidiary of the Company is a constituent party and the Company issues shares of its capital stock pursuant to such merger or consolidation, except, in the case of either sub-clause (i) or (ii) of this clause (a), any merger or consolidation in which the holders of capital stock of the Company immediately prior to such merger or consolidation continue to hold immediately following such merger or consolidation, in approximately the same proportions as such shares were held immediately prior to such merger or consolidation, at least a majority by voting power and economic interest of the capital stock of the surviving or resulting corporation, or if the surviving or resulting corporation is a wholly owned Subsidiary of another corporation immediately following such merger or consolidation, the parent corporation of such surviving or resulting corporation, and (b) the sale or exclusive license, in a single transaction or series of related transactions, by the Company or any of its Subsidiaries of all or substantially all the assets or intellectual property of the Company and its Subsidiaries taken as a whole.

1.7        “Company” shall have the meaning ascribed to such term in the preamble to this Agreement.

1.8        “Company Change of Control Notice” shall have the meaning ascribed to such term in Section 2.5 of this Agreement.

1.9        “Company Licensing Notice” shall have the meaning ascribed to such term in Section 2.3 of this Agreement.

1.10      “Contingent and Contractual Arrangements” means any contingent fee agreement or contractual obligation of the Company consented to by the Majority Lenders in their sole discretion.

1.11      “Effective Date” shall have the meaning ascribed to such term in the preamble to this Agreement.

1.12      “Lenders” shall have the meaning ascribed to such term in the preamble to this Agreement.

1.13      “Liquidity Payment Recipients” shall mean the Company, any Subsidiary of the Company, any stockholders of the Company and any Affiliate of any of the foregoing persons

1.14      “Liquidity Transaction” shall mean any of the following events occurring on or following the date of this Agreement until and including the first Change of Control Liquidity Event:  (a) the receipt by the Company of any payments, whether in cash or in any other form of consideration, in any transaction or series of transactions at any time from and after the execution of the Purchase Agreement, from any person, relating to the intellectual property portfolio of the Company as such portfolio exists as of the date of this Agreement, including payments, whether in cash or in any other form of consideration, pursuant to any license, development, settlement, right to use, joint venture or other similar agreement and (b) a Change of Control Liquidity Event.

1.15      “Majority Lenders” shall mean either (i) at least one of the Lenders affiliated with Flagship Ventures and one of the Lenders affiliated with Atlas Venture, or (ii) the holders of at least two-thirds of the aggregate outstanding principal amount of all the Notes.

1.16      “Notes” shall have the meaning ascribed to such term in the recitals to this Agreement.

1.17      “Objection Notice” shall have the meaning ascribed to such term in Section 2.4 of this Agreement.

1.18      “Payment Consideration” shall mean, with respect to any Liquidity Transaction, the sum of any and all consideration paid or payable to the Liquidity Payment Recipients on account of such Liquidity Transaction minus any amounts required to be paid by the Liquidity Payment Recipients in connection with such Liquidity Transaction under (a) Senior Facility (as defined in the Purchase Agreement) as in effect following the modification thereof on the date of this Agreement (b) the professional contingency arrangement between the Company and Goodwin Procter LLP set forth in the letter dated October 22, 2010, (c) Contingent and Contractual Arrangements, (d) that certain License Agreement dated March 15, 2005 by and between the Company and Arizona Technology Enterprises, (e) that certain License Agreement dated June 7, 2004 by and between the Company, Roche Diagnostics GMBH and Roche Diagnostics Corporation, and (f) that certain License Agreement dated November 30, 2003 by and between the Company and California Institute of Technology; provided, however, that if such calculation yields an amount less than $0, the Payment Consideration with respect to such Liquidity Transaction shall be $0; and provided further that in the event that any or all of the consideration paid or payable to the Liquidity Payment Recipients on account of such Liquidity Transaction is in a form other than cash, then, for purposes of the calculation of the Payment Consideration (including the calculation of any deductions under clauses (a) through (c) of this sentence), all such non-cash consideration shall be valued at cash amounts calculated in accordance with the pricing mechanics of the applicable definitive transaction agreement with respect to the Liquidity Transaction.

1.19      “Payment Date” shall have the meaning ascribed to such term in Section 2.1 of this Agreement.

1.20      “Purchase Agreement” shall have the meaning ascribed to such term in the recitals to this Agreement.

1.21      “Risk Premium Payment” shall mean, with respect to any Liquidity Transaction:

(a)         If the Aggregate Payment Consideration as of the time of such Liquidity Transaction (inclusive of the Payment Consideration with respect to such Liquidity Event) is less than or equal to $10,000,000, the amount yielded by the following formula, where “APC” represents the Aggregate Payment Consideration as of the time of such Liquidity Transaction, “APRPP” represents the amount of the Aggregate Previous Risk Premium Payments and “IP” represents the aggregate amount of any interest that has been paid, or, solely in the event that such Liquidity Transaction is a Change of Control Liquidity Event, is otherwise payable, on the Notes as of the time of such Liquidity Transaction, provided, however, that if the amount yielded by such formula is less than $0, the Risk Premium Payment with respect to such Liquidity Transaction shall be $0:

(0.6 * APC) - APRPP - IP

(b)        If the Aggregate Payment Consideration as of the time of such Liquidity Transaction (inclusive of the Payment Consideration with respect to such Liquidity Event) is greater than $10,000,000 and less than or equal to $20,000,000, the amount yielded by the following formula, where “APC” represents the Aggregate Payment Consideration as of the time of such Liquidity Transaction, “APRPP” represents the amount of the Aggregate Previous Risk Premium Payments and “IP” represents the aggregate amount of any interest that has been paid, or, solely in the event that such Liquidity Transaction is a Change of Control Liquidity Event, is otherwise payable, on the Notes as of the time of such Liquidity Transaction, provided, however, that if the amount yielded by such formula is less than $0, the Risk Premium Payment with respect to such Liquidity Transaction shall be $0:

$6,000,000 + (0.5 * (APC - $10,000,000)) - APRPP - IP

(c)         If the Aggregate Payment Consideration as of the time of such Liquidity Transaction (inclusive of the Payment Consideration with respect to such Liquidity Event) is greater than $20,000,000 and less than or equal to $30,000,000, the amount yielded by the following formula, where “APC” represents the Aggregate Payment Consideration as of the time of such Liquidity Transaction, “APRPP” represents the amount of the Aggregate Previous Risk Premium Payments and “IP” represents the aggregate amount of any interest that has been paid, or, solely in the event that such Liquidity Transaction is a Change of Control Liquidity Event, is otherwise payable, on the Notes as of the time of such Liquidity Transaction, provided, however, that if the amount yielded by such formula is less than $0, the Risk Premium Payment with respect to such Liquidity Transaction shall be $0:

$11,000,000 + (0.4 * (APC - $20,000,000)) - APRPP - IP

(d)        If the Aggregate Payment Consideration as of the time of such Liquidity Transaction (inclusive of the Payment Consideration with respect to such Liquidity Event) is greater than $30,000,000 and less than or equal to $40,000,000, the amount yielded by the following formula, where “APC” represents the Aggregate Payment Consideration as of the time of such Liquidity Transaction, “APRPP” represents the amount of the Aggregate Previous Risk Premium Payments and “IP” represents the aggregate amount of any interest that has been paid, or, solely in the event that such Liquidity Transaction is a Change of Control Liquidity Event, is otherwise payable, on the Notes as of the time of such Liquidity Transaction, provided, however, that if the amount yielded by such formula is less than $0, the Risk Premium Payment with respect to such Liquidity Transaction shall be $0:

$15,000,000 + (0.3 * (APC - $30,000,000)) - APRPP - IP

(e)         If the Aggregate Payment Consideration as of the time of such Liquidity Transaction (inclusive of the Payment Consideration with respect to such Liquidity Event) is greater than $40,000,000, the amount yielded by the following formula, where “APC” represents the Aggregate Payment Consideration as of the time of such Liquidity Transaction, “APRPP” represents the amount of the Aggregate Previous Risk Premium Payments and “IP” represents the aggregate amount of any interest that has been paid, or, solely in the event that such Liquidity Transaction is a Change of Control Liquidity Event, is otherwise payable, on the Notes as of the time of such Liquidity Transaction, provided, however, that if the amount yielded by such formula is less than $0, the Risk Premium Payment with respect to such Liquidity Transaction shall be $0:

$18,000,000 + (0.1 * (APC - $40,000,000)) - APRPP - IP

1.22      “Subsidiary” means, with respect to any person, any other person the management of which is directly or indirectly controlled by, or of which an aggregate of more than 50% of the outstanding voting capital stock (or other voting equity interest) is, at the time, owned or controlled, directly or indirectly by, such first person.

2.             PAYMENT OF RISK PREMIUM

2.1        Risk Premium Entitlement.  Subject to the terms and conditions of the Senior Subordination Agreement, upon the occurrence of a Liquidity Transaction other than a Change of Control Liquidity Event, the Lenders shall be entitled to receive from the Company a Risk Premium Payment with respect to such Liquidity Transaction on the forty-fifth (45th) calendar day (or, if such day is not a Business Day, the next Business Day immediately following such day) following the closing of the Liquidity Transaction, and upon the occurrence of a Change of Control Liquidity Event, the Lenders shall be entitled to receive from the Company a Risk Premium Payment with respect to such Liquidity Transaction concurrently with the closing of such Liquidity Transaction (the date on which any such payment is due, a “Payment Date”).  This Risk Premium Payment shall be allocated among the Lenders pro rata in accordance with the aggregate principal amount of Notes purchased by each of the Lenders (regardless of whether all or any of such Notes are then outstanding) prior to or concurrently with the occurrence of the Liquidity Transaction.  Notwithstanding anything to the contrary provided in this agreement and for the avoidance of doubt, from and after a Change of Control Liquidity Event, the Lenders shall be entitled to the Risk Premium Payment with respect to such Change of Control Liquidity Event and shall not be entitled to Risk Premium Payments with respect to any subsequent event (including, without limitation, Risk Premium Payments that would otherwise subsequently be payable in respect of licensing agreements entered into prior to the Change of Control Liquidity Event that resulted in the occurrence of Licensing Liquidity Events prior to such Change of Control Liquidity Event).

2.2        Consideration of Securities.  In the event that the Payment Consideration with respect to a Liquidity Transaction consists, in whole or in part, of securities, then the Risk Premium Payment to which the Lenders are entitled with respect to such Liquidity Transaction shall be payable in the form of such securities in a percentage that is equal to the percentage that the securities included in such Payment Consideration represent of the total amount of such Payment Consideration, with such securities valued in accordance with the pricing mechanics of the definitive transaction agreement for the Liquidity Transaction.  The balance of the Risk Premium Payment not payable in the form of such securities shall be payable in cash and not in any other form of asset.  Notwithstanding the other provisions of this Section 2.2, if distribution of any such securities to a Lender in accordance with this Section 2.2 would, in the reasonable opinion of counsel to such Lender or counsel to the Company, violate applicable securities law, the portion of the Risk Premium Payment that would otherwise be payable in the form of such securities to such Lender shall be payable in such other form of consideration as shall be mutually agreed between such Lender and the Company.

2.3        Notice of Licensing Event.  Within two (2) Business Days following the occurrence of a Liquidity Transaction other than a Change of Control Liquidity Event (a “Licensing Liquidity Event”), the Company shall deliver written notice to the Lenders of such event (a “Company Licensing Notice”), which shall include a brief description of the Liquidity Transaction, including without limitation (a) the identity of any parties that entered into one or more agreements with any of the Liquidity Payment Recipients in connection with the Liquidity Transaction, (b) the material terms of the Liquidity Transaction, (c) the Company’s calculation of the amount of Payment Consideration occurring with respect to the Liquidity Transaction, including a description of how such Payment Consideration was payable as divided among the Liquidity Payment Recipients, (d) the Company’s calculation of the Risk Premium Payment with respect to the Liquidity Transaction, including without limitation, the Company’s calculations of (i) the Aggregate Payment Consideration, (ii) the Aggregate Previous Risk Premium Payments and (iii) the aggregate amount of any interest that has been paid on the Notes as of the time of such Liquidity Transaction, (e) if applicable, the Company’s calculation of the value of the Payment Consideration that is in the form of securities and the portion of the Risk Premium Payment that is consequently payable in the form of such securities pursuant to this Agreement and (f) reasonable back-up documentation supporting such calculations that would enable a reasonable person to review and evaluate such calculations.

2.4        Verification and Contesting of Company Calculations Regarding Licensing Events.  During the twenty (20) calendar days following receipt of a Company Licensing Notice, each Lender shall have the right to request further reasonable documentation from the Company with respect to the Liquidity Transaction described in such Company Licensing Notice and the calculations of the Company set forth in such Company Licensing Notice and the Company shall provide such requested documentation to the requesting Lender promptly following any such request.  Each Lender shall have the right, at any time on or prior to the thirtieth (30th) calendar day following receipt of a Company Licensing Notice to object to any calculation of the Company set forth in such Company Licensing Notice, which right shall be exercisable by delivery of a written notice of such objection (an “Objection Notice”) to the Company and each other Lender specifying in reasonable detail the reasons for the Lender’s objection and the alternative calculations that the Lender believes to be correct.  In the event that any Lender delivers any such Objection Notice, the Lenders and the Company shall attempt in good faith to agree upon the appropriate calculation of any contested amounts.  If no such agreement can be reached prior to the Payment Date with respect to such Liquidity Transaction, the Company shall deliver to the Lenders on the Payment Date the full amount of the Risk Premium Payment set forth in the Company Licensing Notice in accordance with the procedures specified in Section 2.6 of this Agreement, and any of the Company or the Lenders may demand arbitration as to the remainder of the Risk Premium Payment that is demanded by the Lenders by delivering written notice of such demand to each of the other parties hereto.  The arbitrator for such arbitration shall be mutually agreed upon by the parties, and in the event that, within thirty (30) calendar days after submission of any dispute to arbitration, the parties cannot mutually agree on one arbitrator, then, within fifteen (15) calendar days after the end of such thirty (30) calendar-day period, the Lenders, taken together, shall select one (1) arbitrator and the Company shall select one (1) arbitrator.  The two (2) arbitrators so selected shall select a third arbitrator to participate in the conduct the arbitration.  Any such arbitration shall be held in Suffolk County, Massachusetts under the rules then in effect of the American Arbitration Association.  The decision of the arbitrator or a majority of the three arbitrators, as the case may be, as to the appropriate calculation of the contested amounts shall be final, binding, and conclusive upon the parties.  Such decision shall be written and shall be supported by written findings of fact and conclusions which shall set forth the judgment of the arbitrator(s).  Within two (2) Business Days following any judgment of the arbitrator(s) requiring additional payments by the Company to the Lenders, the Company shall deliver such amounts to the Lenders in accordance, mutatis mutandis, with the procedures specified in Section 2.6 of this Agreement.

2.5        Advance Notice of Change of Control Liquidity Event; Certification.  The Company shall deliver written notice to the Lenders at least twenty (20) Business Days prior to the closing of any Change of Control Liquidity Event (a “Company Change of Control Notice”), which Company Change of Control Notice shall include a brief description of the anticipated Change of Control Liquidity Event, including without limitation (a) the material terms of the Change of Control Liquidity Event (notice of which terms shall be deemed satisfied if such terms are described in a Current Report on Form 8-K filed with the Securities and Exchange Commission on or prior to the date on which the Company shall deliver such Change of Control Liquidity Notice), (b) the Company’s best estimated calculation of the amount of Payment Consideration that will occur with respect to the Liquidity Transaction, including a description of how such Payment Consideration will be payable as divided among the Liquidity Payment Recipients, (c) the Company’s best estimated calculation of the Risk Premium Payment that will occur with respect to the Change of Control Liquidity Event, including without limitation, the Company’s calculations of (i) the anticipated Aggregate Payment Consideration, (ii) the anticipated Aggregate Previous Risk Premium Payments and (iii) the aggregate anticipated amount of any interest that will have been paid on the Notes as of the time of such Liquidity Transaction, (d) if applicable, the Company’s best estimated calculation of the value of the Payment Consideration that is in the form of securities and the portion of the Risk Premium Payment that is consequently payable in the form of such securities pursuant to this Agreement and (e) reasonable back-up documentation supporting such calculations that would enable a reasonable person to review and evaluate such calculations.  From and after the delivery of a Company Change of Control Notice until the closing of the Liquidity Transaction to which such notice relates, each Lender shall have the right to request further reasonable documentation from the Company with respect to the Change of Control Liquidity Event described in such Company Change of Control Notice and the calculations of the Company set forth in such Company Change of Control Notice and the Company shall provide such requested documentation to the requesting Lender promptly following any such request.  One Business Day prior to the closing of a Change of Control Liquidity Event, the Chief Financial Officer of the Company, or the person holding the equivalent office with the Company in the event that the Company does not then have an officer with such a title, shall deliver to the Lenders a certification setting forth the Company’s final definitive calculations for all calculations required to be included in a Company Change of Control Notice with respect to such Change of Control Liquidity Event along with reasonable back-up documentation supporting such calculations that would enable a reasonable person to review and evaluate such calculations, and which shall certify that all such calculations are true, correct and complete in all respects and that the back-up documentation provided with the certificate in support of such calculations is true, correct and complete in all respects.

2.6        Risk Premium Payment.  Subject to the terms and conditions of the Subordination Agreement, on the Payment Date relating to each Liquidity Transaction, the Company shall deliver to the Lenders the Risk Premium Payment to which the respective Lenders are entitled pursuant to Section 2.1 of this Agreement, such payment to be delivered (a) to the extent in the form of cash, by wire transfer of immediately available funds to the respective accounts designated by the Lenders by written notice to the Company given on or prior to the Payment Date and (b) to the extent in the form of securities, by physical delivery of certificates representing such securities to the Lenders at their respective addresses specified on the signature pages hereto as the same may be updated from time to time by the Lenders upon the furnishing of written notice to the Company, or by such other means as may be mutually agreed to between the applicable Lender and the Company.  At any time prior to the delivery by the Company of payment pursuant to the preceding sentence, the Lender entitled to receive such payment may, upon the furnishing of written notice to the Company, request that any payment that such Lender is entitled to receive pursuant to this Agreement be instead directed to any other person

(provided that a Lender may not require that payment in the form of securities be directed to any person where such payment would, in the reasonable opinion of counsel to the Company, result in a violation of applicable securities law) or be reinvested in the Company upon terms and conditions acceptable to such Lender in its sole discretion.

3.             MISCELLANEOUS.

3.1        Successors and Assigns.  Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties, provided, however, that the Company may not assign its obligations under this Agreement without the written consent of each of the Lenders and no Lender may assign its obligations under this Agreement other than to its Affiliates (which, for the avoidance of doubt, shall include any management company of a Lender that is a venture capital fund) without the written consent of the Company.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

3.2        Governing Law.  This Agreement shall be governed by and construed under the laws of the Commonwealth of Massachusetts.

3.3        Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

3.4        Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

3.5        Interpretation.  For all purposes hereof, the terms “include,” “includes” and “including” shall be deemed followed by the words “without limitation.”  The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms.  Any agreement or instrument defined or referred to in this Agreement or in any agreement or instrument that is referred to in this Agreement means such agreement or instrument as from time to time amended, modified or supplemented.  References to a person are also to its permitted successors and assigns.

3.6        Notices.  All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given:  (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, if not so confirmed, then on the next Business Day, (c) five (5) calendar days after having been sent by registered or certified mail, return receipt requested, postage prepaid or (d) one (1) Business Day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt.  All communications shall be sent to the respective parties at the following addresses (or at such other addresses as shall be specified by notice given in accordance with this Section 3.6):

If to the Company:

HELICOS BIOSCIENCES CORPORATION.
One Kendall Square

Suite 7301

Cambridge, MA 02139
Attention:  Chief Financial Officer

With a copy, delivery of which shall not constitute notice to the Company hereunder, to:

Goodwin Procter LLP

53 State Street

Boston, MA 02109

Attention:     Stuart Cable, Esq.

James Matarese, Esq.

If to the Lenders:

At the respective addresses shown on the signature pages of this Agreement (provided that for Purchasers sharing a single address as shown on the signature pages of this Agreement, delivery of a single notice or other communication, as applicable, addressed to all such Purchasers, to such address in accordance with the remainder of this Section 3.6, shall be sufficient to for compliance with this Section 3.6), with a copy, delivery of which shall not constitute notice to any Lender hereunder, to:

Wilmer Cutler Pickering Hale and Dorr LLP

60 State Street

Boston, MA 02109

Attn:  Philip P. Rossetti, Esq.

Facsimile:  617-526-5000

3.7        Entire Agreement; Amendments and Waivers.  This Agreement constitutes the full and entire understanding and agreement between and among the parties with regard to the subject hereof.  Notwithstanding anything to the contrary set forth herein, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Majority Lenders and the Company.

3.8        Severability.  If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

3.9        Indemnity; Costs, Expenses and Attorneys’ Fees.  The Company shall pay all costs and expenses that it incurs with respect to the negotiation, execution and delivery of this Agreement.  The Company shall indemnify and hold each Lender harmless from any loss, cost, liability and legal or other expense, including reasonable attorneys’ fees of such Lender’s counsel, which a Lender may directly or indirectly suffer or incur by reason of the failure of the Company to perform any of its obligations under this Agreement.

3.10      Further Assurance.  From time to time, the Company shall execute and deliver to the Lenders such additional documents and shall provide such additional information to the Lenders as any Lender may reasonably require to carry out the terms of this Agreement.

3.11      Amendments and Waivers.  Notwithstanding anything to the contrary set forth herein, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of all parties hereto.

3.12      Waiver of Jury Trial.  TO THE EXTENT EACH MAY LEGALLY DO SO, EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION, CAUSE OF ACTION, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS AGREEMENT, OR IN ANY WAY CONNECTED WITH, OR RELATED TO, OR INCIDENTAL TO, THE DEALING OF THE PARTIES HERETO WITH RESPECT TO THIS AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE.  TO THE EXTENT EACH MAY LEGALLY DO SO, EACH PARTY HERETO HEREBY AGREES THAT ANY SUCH CLAIM, DEMAND, ACTION, OR PROCEEDING SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT EITHER PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF ANY OTHER PARTY HERETO TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

[Signature pages follow]

IN WITNESS WHEREOF, the parties have executed this Risk Premium Payment Agreement as of the date first above written.

COMPANY:

HELICOS BIOSCIENCES CORPORATION

By:	/s/ Ivan Trifunovich
Name: Ivan Trifunovich
Title: Chairman, President and Chief Executive Officer

[Signature Page to Risk Premium Payment Agreement]

LENDERS:

APPLIED GENOMIC TECHNOLOGY CAPITAL FUND, L.P.;
AGTC ADVISORS FUND, L.P.
Each by AGTC Partners, L.P., its General Partner
By NewcoGen Group Inc. its General Partner

By:	/s/ Noubar Afeyan
Name: Noubar Afeyan
Title: President

Notice Address:

One Memorial Drive, Seventh Floor
Cambridge, MA 02142
Attn:

NEWCOGEN GROUP LLC;
NEWCOGEN EQUITY INVESTORS LLC;
NEWCOGEN-ELAN LLC;
NEWCOGEN-PE LLC;
NEWCOGEN-LONG REIGN HOLDING LLC;
ST NEWCOGEN LLC

Each by its Manager NewcoGen Group Inc.

By:	/s/ Noubar Afeyan
Name: Noubar Afeyan
Title: President

Notice Address:
One Memorial Drive, Seventh Floor
Cambridge, MA 02142
Attn:

[Signature Page to Risk Premium Payment Agreement]

LENDERS:

FLAGSHIP VENTURES FUND 2004, L.P.

By its General Partner
Flagship Ventures General Partner
LLC

By:	/s/ Noubar Afeyan
Manager

Notice Address:

One Memorial Drive, Seventh Floor
Cambridge, MA 02142
Attn:

[Signature Page to Risk Premium Payment Agreement]

LENDERS:

ATLAS VENTURE FUND VI, L.P.
ATLAS VENTURE ENTREPRENEURS’ FUND VI, L.P.
By:	Atlas Venture Associates VI, L.P.
Their General Partner
By:	Atlas Venture Associates VI, Inc.
Its General Partner

By:	/s/ Kristen Laguerre
Name: Kristen Laguerre
Title: Vice President

Notice Address:

25 First Street, Suite 303
Cambridge, MA 02141
Attention: General Counsel

ATLAS VENTURE FUND VI, GMBH & CO. KG
By:	Atlas Venture Associates VI, L.P.
Its Managing Limited Partner
By:	Atlas Venture Associates VI, Inc.
Its General Partner

By:	/s/ Kristen Laguerre
Name: Kristen Laguerre
Title: Vice President

Notice Address:

25 First Street, Suite 303
Cambridge, MA 02141
Attention: General Counsel

[Signature Page to Risk Premium Payment Agreement]

LENDERS:

ATLAS VENTURE FUND V, L.P.
ATLAS VENTURE ENTREPRENEURS’ FUND V, L.P.
By:	Atlas Venture Associates V, L.P.
Their General Partner
By:	Atlas Venture Associates V, Inc.
Its General Partner

By:	/s/ Kristen Laguerre
Name: Kristen Laguerre
Title: Vice President

Notice Address:

25 First Street, Suite 303
Cambridge, MA 02141
Attention: General Counsel

[Signature Page to Risk Premium Payment Agreement]